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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 23, 2006
                        (Date of earliest event reported)

                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


MARYLAND                          1-11718                 36-3857664
(State or other jurisdiction of   (Commission File No.)   (IRS Employer
incorporation or organization)                            Identification Number)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS              60606
(Address of principal executive offices)                  (Zip Code)

                                 (312) 279-1400
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On January 23, 2006, Equity LifeStyle Properties, Inc. issued a news release announcing its results of operations for the quarter and year ended December 31, 2005. This information is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity LifeStyle Properties, Inc. under the Securities Act of 1933, as amended.

ITEM 8.01 OTHER EVENTS

          On January 23, 2006, Equity LifeStyle Properties, Inc. issued a news release announcing comments on the Company's 2005 results. The comments reflect the prepared remarks of Thomas Heneghan, President and CEO of the Company. The remarks should be read in conjunction with the fourth quarter earnings release issued separately today. The news release is furnished as Exhibit 99.2 to this report on Form 8-K.

          This news release includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate", "expect", "believe", "intend", "may be" and "will be", and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified communities, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age communities, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

         Exhibit 99.1 Equity LifeStyle Properties, Inc. press release dated January 23, 2006, "Strong Operating Performance."

         Exhibit 99.2 Equity LifeStyle Properties, Inc. press release dated January 23, 2006 "ELS CEO Comments on 2005 Results."

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                              EQUITY LIFESTYLE PROPERTIES, INC.




                                              BY: /s/ Thomas P. Heneghan
                                                  -----------------------------
                                                  Thomas P. Heneghan
                                                  President and Chief Executive
                                                   Officer


                                              BY: /s/ Michael B. Berman
                                                  ------------------------------
                                                  Michael Berman
                                                  Executive Vice President and
                                                   Chief Financial Officer




DATE: January 24, 2006